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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

SEMI-ANNUAL REPORT

June 30, 2013

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a Covered Call Option Strategy

Madison Asset Management, LLC

www.madisonfunds.com

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Table of Contents
Review of Period	2
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights for a Share of Beneficial Interest Outstanding	11
Notes to Financial Statements	12
Other Information	17
Dividend Reinvestment Plan	18

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Review of Period

What happened in the market during the first half of 2013?

The first half of 2013 demonstrated the resilience of the U.S. economy, particularly when compared to the difficulties seen overseas. Emerging market volatility escalated as expectations for world economic growth were lowered given a slowdown in China and continued struggles in Europe. Meanwhile, investors in the domestic markets were encouraged as U.S. economic growth remained more or less on track, overcoming some sizeable fiscal headwinds along the way. With helpful incremental boosts from housing, autos, and emergent energy production, consensus estimates for 2013 U.S. economic growth remained positive at near 2%. Robust corporate profit margins gave little indication of retreating from their lofty status. U.S. investors responded in kind to this spate of good news, sending U.S. stocks up sharply during the periods opening months.

The second half of the period looked to follow suit, as the private economy showed remarkable resilience. U.S. economic growth appeared on track to remain near 2% for 2013. Given the fiscal headwind, this suggested an impressive private economic growth rate of approximately 4%. Ironically, this good news on the U.S. economic front was not so well received once investors realized it could result in a shift in Federal Reserve stimulus. In late June, Fed Chairman Ben Bernanke, responding to the buoyancy of the private economy, announced that the Fed would likely begin to cut back on its extreme level of monetary policy. In short, they projected a planned tapering of quantitative easing, eventually taking the $85 billion of monthly government bond purchases down to zero by mid 2014 – assuming the economy remains on its recent trajectory. The Fed was clearly communicating that U.S. economic growth appeared to be sustainable without the aid of extreme monetary measures. In a vacuum, this might sound like good news, but to liquidity-induced investors, it was anything but. Equity markets sold off on the perceived "tightening" by the Fed.

Even with this late-quarter pullback, the domestic markets produced exceptional returns, with the S&P 500 rising 13.82% for the period. The CBOE S&P BuyWrite Index (BXM), which represents a passive version of a covered call strategy, rose 4.87%. Smaller stocks also did well domestically, with the Russell Midcap(R) Index up 15.2% and the major small cap indices up slightly more than this. The broad international indices also remained positive, with the MSCI EAFE Index up 4.5%, although the emerging markets were harder hit, as the Russell Emerging Markets Index dipped -7.9%.

From a sector perspective within the S&P 500, a change in leadership occurred early in the second quarter. In the early part of the period, the top-performing sectors were traditionally defensive sectors such as Utilities, Telecom and Consumer Staples. Although typically laggards in an upward trending market, these defensive sectors enjoyed the benefit of yield as investors continued to focus on high dividend yielding stocks in the low-yield environment. As economic news began to strengthen later in the period, investors shifted toward cyclical sectors such as Industrials, Consumer Discretionary and Technology and moved away from the defensive sectors.

With equity markets moving steadily higher for most of the period, volatility remained historically low. Low volatility results in lower call option premiums and can signal a level of investor complacency. Given the continuing instability in Europe and lackluster global economic outlook, complacency can be somewhat troubling.

How did the fund perform given the marketplace conditions during the first six months of 2013?

For the six months ended June 30, 2013, the fund’s Net Asset Value (NAV) rose 6.74%, ahead of the CBOE S&P BuyWrite Index (BXM) return of 4.87% but lagging the S&P 500 return of 13.82%. The fund’s market price rose 9.21%, narrowing the discount to NAV. The fund outpaced the BXM Index consistently throughout the period. Despite little exposure to the defensive sectors which led the market early in the period, the fund steadily outperformed the BXM Index which has the S&P 500 Index as its underlying stock allocation. Later in the period, the fund benefitted from stronger performance in the Technology

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - continued | June 30, 2013

and Consumer Discretionary Sectors in which the fund has greater exposure. The most significant headwind to the fund was extremely active assignment activity as a result of the strong upward momentum of the overall market. An upward trending market will result in the prices of a number of underlying stocks rising above the strike prices of their respective call option, resulting in the stock potentially being assigned or called away at the option strike price. The result was the fund received significant amounts of cash which was reinvested opportunistically. However, the higher cash balance was a headwind to performance given the general upward trend of the market.

SHARE PRICE AND NAV PERFORMANCE FOR MADISON STRATEGIC SECTOR PREMIUM FUND

Describe the fund’s portfolio equity and option structure.

As of June 30, 2013, the fund held 43 equity securities and unexpired call options had been written against 72% of the fund’s stock holdings. It is the strategy of the fund to write "out-of-the-money" call options, and as of June 30, 2013, 65% of the fund’s call options (36 of 55 different options) remained "out-of-the-money."(Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). This level was lower than previous periods due to the strong upward move in equities this year which moved a number of call options in-the-money. Of the 55 option positions written, six were put options which were sold against existing equity holdings that also have covered call options written. The writing of out-of-the-money put options allows the fund to increase the level of income generated and provides for a lower entry point for adding to existing equity holdings. The cash potentially required to purchase additional shares of the underlying stocks in the event a put option is assigned, is segregated from other cash and held in separated short-term Treasury securities. In addition, the fund had purchased one protective put option holding against the S&P 500 Index. The fund will opportunistically own protective put options in order to provide additional insurance against a potential market decline.

Which sectors are prevalent in the fund?

From a sector perspective, MSP’s largest exposure as of June 30, 2013, was to the Technology Sector, followed by Consumer Discretionary and Energy. The fund had smaller, underweight holdings in the Financial, Health Care, Materials and Industrial Sectors and was absent the Consumer Staples, Telecommunication Services and Utilities Sectors, which although defensive in nature, typically provide less attractive call writing opportunities.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/13
Consumer Discretionary	13.0%
Energy	11.0%
Financials	6.4%
Health Care	6.7%
Industrials	6.3%
Information Technology	25.8%
Materials	5.6%
Money Market Funds	20.8%
Options Purchased	0.5%
Investment Companies	5.1%
U.S. Treasury Bills	13.1%
Options Written	(2.3)%
Net Other Assets and Liabilities	(12.0)%

Discuss the fund’s security and option selection process.

The fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - concluded | June 30, 2013

investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and fund in 2013?

We believe real GDP will grow in excess of 2% during the second half of 2013 aided by amplified confidence and reduced fiscal drag brought about by the sequester. Business confidence is expected to increase as more clarity surfaces in regard to fiscal, regulatory, and tax issues. In addition, consumer confidence should rise as the employment situation continues to strengthen and wealth expands through gains in both the housing and stock markets. Lastly, inflation is likely to remain at the lower end of the Fed’s target range given recent trends in commodity prices along with moderate wage gains. We plan to carefully monitor and adjust our economic forecast based upon economic reports, fiscal policy, and geopolitical events.

U.S. equity markets rallied steadily during the first half of 2013, however, any indication that the Fed will begin to reduce its asset purchases is not likely to be well received. We saw the negative market reaction to Bernanke’s tapering comments in late June and we would expect that as the economy slowly improves, the Fed will come under increasing pressure to pull back on its stimulative policies. Any such movement will reintroduce volatility into equity markets, providing more attractive entry points for many individual stocks and an improvement in call option pricing.

TOP TEN HOLDINGS AS OF 6/30/13
% of net assets
QUALCOMM Inc.	3.60%
Apache Corp.	3.51%
Schlumberger Ltd.	3.38%
Oracle Corp.	3.10%
Apple Inc.	2.85%
Expeditors International of Washington Inc.	2.79%
Powershares QQQ Trust Series 1 ETF	2.56%
SPDR S&P 500 ETF Trust	2.51%
Microsoft Corp.	2.26%
Morgan Stanley	2.24%

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 74.8%
Consumer Discretionary - 13.0%
Advance Auto Parts Inc. (A)	20,000	$ 1,623,400
Amazon.com Inc. * (A)	4,000	1,110,760
Best Buy Co. Inc. (A)	41,800	1,142,394
CBS Corp., Class B (A)	27,000	1,319,490
DIRECTV * (A)	23,000	1,417,260
Discovery Communications Inc., Class C *	11,500	801,090
Kohl’s Corp. (A)	20,000	1,010,200
Lululemon Athletica Inc. * (A)	23,000	1,506,960
		9,931,554
Energy - 11.0%
Apache Corp. (A)	32,000	2,682,560
Canadian Natural Resources Ltd. (A)	35,000	989,100
Occidental Petroleum Corp. (A)	15,000	1,338,450
Petroleo Brasileiro S.A., ADR (A)	60,000	805,200
Schlumberger Ltd.	36,000	2,579,760
		8,395,070
Financials - 6.4% (A)
Bank of America Corp.	49,800	640,428
BB&T Corp.	46,000	1,558,480
Morgan Stanley	70,000	1,710,100
T. Rowe Price Group Inc.	13,000	950,950
		4,859,958
Health Care - 6.7%
Allergan Inc. (A)	16,000	1,347,840
Celgene Corp. * (A)	6,500	759,915
Mylan Inc. * (A)	20,000	620,600
Teva Pharmaceutical Industries Ltd., ADR	35,000	1,372,000
UnitedHealth Group Inc.	15,000	982,200
		5,082,555
Industrials - 6.3% (A)
C.H. Robinson Worldwide Inc.	20,000	1,126,200
Expeditors International of Washington Inc.	56,000	2,128,560
United Technologies Corp.	17,000	1,579,980
		4,834,740
Information Technology - 25.8%
Communications Equipment - 4.5% (A)
Cisco Systems Inc.	30,000	729,300
QUALCOMM Inc.	45,000	2,748,600
		3,477,900
Computers & Peripherals - 5.0%
Apple Inc.	5,500	2,178,440
EMC Corp. (A)	70,000	1,653,400
		3,831,840
	Shares	Value (Note 2)
Internet Software & Services - 2.8%
eBay Inc. * (A)	30,000	$ 1,551,600
Facebook Inc., Class A *	25,000	621,500
		2,173,100
IT Services - 1.6% (A)
Accenture PLC, Class A	17,000	1,189,364
Semiconductors & Semiconductor Equipment - 3.5% (A)
Broadcom Corp., Class A	30,000	1,016,997
Linear Technology Corp.	44,000	1,620,960
		2,637,957
Software - 8.4% (A)
Check Point Software Technologies Ltd. *	23,000	1,142,640
Microsoft Corp.	50,000	1,726,500
Nuance Communications Inc. *	65,000	1,194,700
Oracle Corp.	77,000	2,365,440
		6,429,280
Materials - 5.6%
Freeport-McMoRan Copper & Gold Inc. (A)	55,000	1,518,550
Monsanto Co.	12,000	1,185,600
Mosaic Co./The (A)	29,000	1,560,490
		4,264,640
Total Common Stocks ( Cost $59,168,288 )		57,107,958
	Contracts
PUT OPTIONS PURCHASED – 0.5%
S&P 500 Index, Put, July 2013, $1,625	115	382,950
Total Put Options Purchased ( Cost $410,665 )		382,950
	Shares
INVESTMENT COMPANIES - 5.1% (A)
Powershares QQQ Trust Series 1 ETF	27,500	1,958,275
SPDR S&P 500 ETF Trust	12,000	1,920,120
Total Investment Companies ( Cost $3,864,243 )		3,878,395
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.1%
U.S. Treasury Bills - 13.1% (B)
0.023%, 9/5/13	$5,000,000	4,999,794
0.036%, 10/10/13	5,000,000	4,999,509
Total U.S. Government and Agency Obligations ( Cost $9,999,303 )		9,999,303

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (unaudited) - continued | June 30, 2013

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 20.8%
State Street Institutional U.S. Government Money Market Fund	15,896,607	$ 15,896,607
Total Short-Term Investments ( Cost $15,896,607 )		15,896,607
TOTAL INVESTMENTS - 114.3% ( Cost $89,339,106** )		87,265,213
NET OTHER ASSETS AND LIABILITIES - (12.0%)		(9,163,344)
TOTAL CALL & PUT OPTIONS WRITTEN - (2.3%)		(1,729,086)
TOTAL NET ASSETS - 100.0%		$ 76,372,783

*	Non-income Producing
**	Aggregate cost for Federal tax purposes was $87,971,069.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of June 30, 2013, the total amount segregated was $9,999,303.
ADR	American Depository Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

Call Options Written	Contracts (100 Shares Per Contract	Expiration Date	Strike Price	Value (Note 2)
Accenture PLC	170	August 2013	$ 70.00	$ 40,860
Advance Auto Parts Inc.	100	September 2013	85.00	23,250
Allergan Inc.	110	October 2013	90.00	26,400
Amazon.com Inc.	40	July 2013	275.00	30,500
Apache Corp.	55	July 2013	80.00	24,612
Apache Corp.	200	October 2013	85.00	83,500
Bank of America Corp.	498	October 2013	13.00	39,217
BB&T Corp.	100	September 2013	31.00	32,000
BB&T Corp.	300	September 2013	34.00	32,550
Best Buy Co. Inc.	350	August 2013	29.00	27,475
Broadcom Corp.	200	August 2013	35.00	18,900
C.H. Robinson Worldwide Inc.	200	August 2013	62.50	6,500
Canadian Natural Resources Ltd.	200	September 2013	31.00	11,000
Canadian Natural Resources Ltd.	150	September 2013	32.00	5,625
CBS Corp.	270	September 2013	50.00	60,750
Celgene Corp.	65	August 2013	125.00	19,110
Check Point Software Technologies Ltd.	100	July 2013	48.00	23,250
Check Point Software Technologies Ltd.	130	October 2013	52.50	23,920
Cisco Systems Inc.	300	August 2013	24.00	31,350
DIRECTV	130	August 2013	62.50	28,275
eBay Inc.	200	October 2013	52.50	61,500
eBay Inc.	100	October 2013	55.00	20,500
EMC Corp.	300	July 2013	23.00	26,700
EMC Corp.	300	August 2013	25.00	10,800
Expeditors International of Washington Inc.	300	August 2013	37.50	52,500
Expeditors International of Washington Inc.	260	August 2013	40.00	18,200
Freeport-McMoRan Copper & Gold Inc.	300	July 2013	30.00	3,300
Kohl’s Corp.	200	July 2013	48.00	57,000
Linear Technology Corp.	440	August 2013	36.00	74,800
Lululemon Athletica Inc.	150	August 2013	67.50	40,125
Lululemon Athletica Inc.	80	September 2013	67.50	31,919
Microsoft Corp.	200	July 2013	33.00	35,900
Microsoft Corp.	300	October 2013	35.00	39,900
Morgan Stanley	400	July 2013	22.00	105,600

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (unaudited) - concluded | June 30, 2013

Call Options Written	Contracts (100 Shares Per Contract	Expiration Date	Strike Price	Value (Note 2)
Morgan Stanley	300	July 2013	$ 24.00	$ 34,050
Mosaic Co./The	200	September 2013	62.50	8,800
Mylan Inc.	200	October 2013	31.00	38,300
Nuance Communications Inc.	250	July 2013	23.00	2,500
Nuance Communications Inc.	300	October 2013	20.00	33,000
Occidental Petroleum Corp.	150	August 2013	82.50	119,625
Oracle Corp.	200	September 2013	34.00	5,600
Petroleo Brasileiro S.A.	300	July 2013	20.00	300
Powershares QQQ Trust Series 1	275	August 2013	71.00	48,538
QUALCOMM Inc.	140	August 2013	65.00	8,540
QUALCOMM Inc.	150	October 2013	65.00	19,125
SPDR S&P 500 ETF Trust	120	August 2013	160.00	47,040
T. Rowe Price Group Inc.	130	July 2013	74.00	13,975
United Technologies Corp.	130	August 2013	92.50	36,010
United Technologies Corp.	150	September 2013	65.00	45,375
Total Call Options Written ( Premiums received $1,786,432 )				$1,628,566

Put Options Written
Amazon.com Inc.	30	July 2013	250.00	1,560
Canadian Natural Resources Ltd.	200	September 2013	28.00	29,000
Check Point Software Technologies Ltd.	100	October 2013	49.00	25,500
eBay Inc.	120	July 2013	50.00	10,260
EMC Corp.	200	July 2013	22.00	1,800
T. Rowe Price Group Inc.	120	October 2013	70.00	32,400
Total Put Options Written ( Premiums received $160,275 )				$ 100,520
Total Value of Options Written ( Premiums received $1,946,707 )				$1,729,086

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Statement of Assets and Liabilities as of June 30, 2013 (unaudited)

Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 89,339,106
Net unrealized depreciation
Unaffiliated issuers	(2,073,893)
Total investments at value	87,265,213
Receivables:
Investments sold	154,816
Dividends and interest	76,241
Total assets	87,496,270
Liabilities:
Payables:
Investments purchased	9,312,359
Advisory agreement fees	51,055
Service agreement fees	30,987
Options written, at value (premium received $1,946,707) (Note 6)	1,729,086
Total liabilities	11,123,487
Net assets applicable to outstanding capital stock	$ 76,372,783
Net assets consist of:
Paid-in capital	$ 92,465,594
Accumulated undistributed net investment loss	(2,973,862)
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(11,262,561)
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(1,856,388)
Net Assets	$ 76,372,783

Capital Shares Issued and Outstanding (Note 7)	5,798,291
Net Asset Value and redemption price per share	$13.17

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Statement of Operations For the Period Ended June 30, 2013 (unaudited)

Investment Income:
Interest	$ 3,586
Dividends
Unaffiliated issuers	419,750
Less: Foreign taxes withheld	(7,028)
Total investment income	416,308
Expenses:
Advisory agreement fees	306,058
Service agreement fees	68,863
Other Expenses	138
Total expenses	375,059
Net Investment Income	41,249
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	2,823,092
Unaffiliated issuers	2,650,618
Net change in unrealized depreciation on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	568,289
Unaffiliated issuers	(1,112,694)
Net Realized and Unrealized Gain on Investments and Option Transactions	4,929,305
Net Increase in Net Assets from Operations	$ 4,970,554

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended 6/30/13	Year Ended 12/31/12
Net Assets at beginning of period	$ 74,417,340	$ 73,212,098
Increase (decrease) in net assets from operations:
Net investment income	41,249	166,882
Net realized gain on investments and options transactions	5,473,710	32,352
Net change in unrealized appreciation (depreciation) on investments and options transactions	(544,405)	7,036,231
Net increase in net assets from operations	4,970,554	7,235,465
Distributions to shareholders from:
Net investment income	(3,015,111)	(166,882)
Net capital gains	–	(23,748)
Return of capital	–	(5,839,593)
Total distributions	(3,015,111)	(6,030,223)

Total increase in net assets	1,955,443	1,205,242
Net Assets at end of period	$ 76,372,783	$ 74,417,340
Undistributed net investment loss included in net assets	$ (2,973,862)	$ –

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Financial Highlights for a Share of Beneficial Interest Outstanding
	(unaudited) Six-Months Ended 6/30/13	Year Ended December 31,
		2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$12.83	$12.63	$14.07	$13.83	$10.75	$17.52
Income from Investment Operations:
Net investment income1	0.01	0.03	0.002	(0.03)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	0.85	1.21	(0.40)	1.31	4.26	(5.30)
Total from investment operations	0.86	1.24	(0.40)	1.28	4.23	(5.27)
Less Distributions:
Distributions from net investment income	(0.52)	(0.03)	(0.00)2	–	–	(0.03)
Distributions from capital gains	–	(0.00)2	(0.94)	–	(1.15)	(1.47)
Distributions from return of capital	–	(1.01)	(0.10)	(1.04)	–	–
Total distributions	(0.52)	(1.04)	(1.04)	(1.04)	(1.15)	(1.50)
Net increase (decrease) in net asset value	0.34	0.20	(1.44)	0.24	3.08	(6.77)
Net Asset Value at end of period	$13.17	$12.83	$12.63	$14.07	$13.83	$10.75
Market Value at end of period	$11.59	$11.09	$10.64	$12.82	$12.23	$8.75
Total Return
Net asset value (%)	6.743	9.92	(2.80)	9.79	41.21	(31.94)
Market value (%)	9.213	13.97	(9.24)	14.01	55.81	(36.18)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$76,373	$74,417	$73,212	$81,572	$80,178	$62,333
Ratios of expenses to average net assets:
Total expenses, excluding interest expense (%)	0.984	0.98	0.98	0.98	1.04	1.07
Total expenses, including interest expense (%)	0.984	0.98	0.98	0.98	1.23	1.50
Ratio of net investment income to average net assets, including interest expense (%)	0.114	0.22	0.01	(0.20)	(0.27)	0.19
Portfolio turnover (%)	803	53	83	61	25	41
Senior Indebtedness
Outstanding balance, end of period (thousands)	–	–	–	–	–	10,000
Asset coverage per $1,000 of indebtedness	–	–	–	–	–	7,2335

1Based on average shares outstanding during the year.
2Amounts represent less than $0.005 per share.
3Not annualized.
4Annualized.
5Calculated by subtracting the fund’s total liabilities (not including borrowings) from the fund’s total assets and dividing by the total borrowings.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Notes to Financial Statements (unaudited)

1. Organization

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the "Adviser"), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and options which are valued at the mean between the best bid and best ask price across all option exchanges. Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer;

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2013

and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2013, maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2013:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 6/30/13
Assets:
Common Stocks	$57,107,958	$ –	$ –	$57,107,958
Put Options Purchased	382,950	–	–	382,950
Investment Companies	3,878,395	–	–	3,878,395
U.S. Government and Agency Obligations	–	9,999,303	–	9,999,303
Short Term Investments	15,896,607	–	–	15,896,607
	77,265,910	9,999,303	–	87,265,213
Liabilities:
Written Options	1,729,086	–	–	1,729,086

There were no transfers between classification levels during the six-months ended June 30, 2013. As of and during the six-months ended June 30, 2013, the Fund did not hold securities deemed as a Level 3.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	–	Options written	$1,729,086

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2013:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Depreciation on Derivatives
Equity contracts – options	$2,823,092	$568,289

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets And Liabilities." These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities

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that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management has evaluated the implications of ASU 2011-11 and its impact on financial statement disclosures and adopted the disclosures required by this update.

Investment Transactions and Investment Income: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Clarification of Investment Strategy: The Fund may invest up to 15% in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities ("foreign issuers"); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency ("non-dollar securities").

3. Investment Advisory Agreement and Service Agreement

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets on the first $500 million of assets, and 0.60% of the Fund’s average daily managed assets on assets in excess of $500 million.

Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary conduct of its business, to the extent that the Adviser (or any other person acting as the Fund’s investment adviser) has not undertaken to provide such services. In this regard, the Adviser shall provide, or arrange to have a third party provide, among other things, the following services to the Fund: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary in order to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to 0.18% of the Fund’s average daily managed assets. Not included in service fee (and, therefore, the responsibility of the Fund) are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Fund maintains with its custodian or another entity for investment purposes); or (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees).

4. Federal Income Taxes

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2013

of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2012, for federal income tax purposes, the Fund utilized $23,748 of capital loss carryforwards  ("CLCF"). The Fund had a remaining CLCF of $16,470,588 which can be used to offset future capital gains.  These CLCFs will expire on December 31, 2018. Per the Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.

Information on the tax components of investments, excluding option contracts, as of June 30, 2013, is as follows:

Cost	$ 87,971,069
Gross appreciation	2,105,198
Gross (depreciation)	(4,540,140)
Net depreciation	$ (2,434,942)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2012 and 2011, the tax character of distributions paid to shareholders was $190,630 ordinary income and $5,839,593 return of capital for 2012 and $5,495,249 ordinary income and $534,974 return of capital for 2011.

5. Investment Transactions

During the six-months ended June 30, 2013, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $50,676,750 and $54,833,477, respectively. No long-term U.S. Government securities were purchased or sold during the period.

6. Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - concluded | June 30, 2013

Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts during the six-months ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	12,272	$2,555,680
Options written during the period	23,235	3,803,082
Options closed during the period	(6,721)	(1,023,140)
Options exercised during the period	(11,443)	(2,090,198)
Options expired during the period	(6,380)	(1,298,717)
Options outstanding, end of period	10,963	$1,946,707

7. Capital

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2013.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the six-months ended June 30, 2013 and years ended December 31, 2012 and 2011, respectively.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

9. Discussion of Risks

Please see the Fund’s original prospectus for a discussion of risks associated with investing in the Fund.  While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word "security" itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

10. Subsequent Events

Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Other Information
Additional Information.Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Dividend Reinvestment Plan (unaudited)
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the "Plan") in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will

MSP | Madison Strategic Sector Premium Fund | Dividend Reinvestment Plan (unaudited) - concluded | June 30, 2013

forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

MSP | Madison Strategic Sector Premium Fund | June 30, 2013

Board of Trustees Philip E. Blake Frank Burgess Katherine L. Frank James Imhoff, Jr. Lorence Wheeler
Officers
Katherine L. Frank
President
Jay R. Sekelsky
Vice President
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
W. Richard Mason
CCO, Corporate Counsel
& Assistant Secretary
Pam M. Krill
CLO, General Counsel
& Assistant Secretary

Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Milwaukee, Wisconsin

Question concerning your shares of Madison Strategic Sector Premium Fund?

If your shares are held in a Brokerage Account, contact your Broker

If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

In August 2013, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Madison Asset Management, LLC
550 SCIENCE DRIVE
MADISON, WI 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: August 23, 2013

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: August 23, 2013